UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2006
COMPLETE PRODUCTION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32058 (Commission File Number)	72-1503959 (IRS Employer Identification No.)

11700 Old Katy Road, Suite 300 Houston, Texas (Address of principal executive offices)		77079 (Zip Code)
Registrant’s telephone number, including area code: (281) 372-2300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Press Release

Item 7.01 Regulation FD Disclosure
Private Debt Offering:
     On November 14, 2006, Complete Production Services, Inc. (the “Company”) issued a press release announcing that it commenced a private placement of $600 million of Senior Notes due 2016. This press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and its contents are hereby incorporated by reference into this report.
Pro Forma Financial Information:
     The Company is furnishing the following pro forma financial information for acquisitions made by the Company during the period from January 1, 2006 through November 14, 2006.
     The information provided below has been prepared by the Company’s management because it believes that a reader of the Company’s financial statements may find such information useful. The information contains a reference to a non-GAAP financial measure, EBITDA. For purposes of this pro forma information, EBITDA is defined as operating income from continuing operations before depreciation and amortization expense. EBITDA is not a substitute for the GAAP measures of earnings and cash flow. The Company’s management uses EBITDA as its primary internal management measure for evaluating performance and allocating additional resources.
     The following table presents our EBITDA for the last twelve months (“LTM”) ended September 30, 2006 as adjusted on a pro forma basis to give incremental effect to acquisitions completed to date in 2006 as if those acquisitions had occurred on October 1, 2005. As a result, the financial information for the 2006 acquisitions reflects the results of acquired businesses from October 1, 2005 through the earlier of the date of the applicable acquisition and September 30, 2006. The following table also reconciles EBITDA to operating income.

	LTM	LTM depreciation
	operating	and amortization	LTM
	income	expense	EBITDA
	(unaudited, in millions)
LTM — September 30, 2006	$211.1	$69.4	$280.5
Pumpco acquisition	31.7	4.3	36.0
Other 2006 acquisitions (incremental effect)	42.2	6.0	48.2

Pro forma LTM — September 30, 2006	$285.0	$79.7	$364.7

     The information used to prepare these pro forma results was derived from historical financial information obtained from the sellers of the acquired businesses and certain management assumptions. The pro forma results shown do not purport to be indicative of the results that would have been obtained had the transactions been completed on October 1, 2005 or that may be obtained in the future.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release issued on November 14, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 15, 2006

Complete Production Services, Inc.

By:	/s/ J. Michael Mayer

J. Michael Mayer
Senior Vice President and Chief Financial Officer

COMPLETE PRODUCTION SERVICES, INC.
EXHIBIT INDEX TO FORM 8-K

EXHIBIT NO.	ITEM
99.1	Press release issued on November 15, 2006